Exhibit T3A.2.87

FILED In the Office of the Secretary of State of Texas MAR 12 2007

Corporations Section

CERTIF1CATE OF FORMATION
OF
RCMH LLC

This Certificate of Formation of RCMH LLC (the "Company") is being executed and filed by the undersigned authorized person for the purpose of forming a limited liability company under the Texas Limited Liability Company Act.

ARTICLE I

The name of the Texas limited liability company formed hereby is RCMH LLC.

ARTICLE II

The address of the registered office of the Company in the State of Texas is CT Corporation, 1021 Main Street, Suite 1150, Houston, Texas 77002.

ARTICLE III

The Company will have managers. The name and address of the initial manager is Webster Golinkin, Nine Greenway Plaza, Suite 2950, Houston, Texas 77046.

ARTICLE IV

The purpose for which the company is formed is for the transaction of any and all lawful purposes for which a limited liability company may be organized under the Texas Business Organizations Code.

ARTICLE V

The name and address of the organizer is Webster Golinkin, Nine Greenway Plaza, Suite 2950, Houston, Texas 77046.

ARTICLE VI

This document becomes effective when the document is filed by the Secretary of State of Texas.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation on March 12, 2007.

AUTHORIZED PERSON

/s/ Webster Golinkin
Webster Golinkin

Houston 3166486v. I RECEIVED MAR 12 2007 Secretary of State

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697 (Form 408)	Filed in the Office of the Secretary of State of Texas Filing #: 800786208 12/27/2007 Document #: 197728296782 Image Generated Electronically

STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT

1.	The name of the entity represented is RCMH LLC

The entity's filing number is     800786208

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)

1021 Main Street, Suite 1150, Houston, TX 77002

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

350 N. St. Paul Street, Dallas, TX 75201

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.

Date:    12/27/2007

CT Corporation System

Name of Registered Agent

Marie Hauer

Signature of Registered Agent

FILING OFFICE COPY

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697 (Form 408)	Filed in the Office of the Secretary of State of Texas Filing #: 800786208 04/19/2010 Document #: 304522292105 Image Generated Electronically

STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT

1.	The name of the entity represented is RCMH LLC

The entity's filing number is     800786208

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)

350 N. St. Paul St., Dallas, TX 75201

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

350 N. St. Paul St., Ste. 2900, Dallas, TX 75201-4234

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.

Date: 04/19/2010

CT Corporation System

Name of Registered Agent

Kenneth Uva, Vice President

Signature of Registered Agent

FILING OFFICE COPY

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697 (Form 408)	Filed in the Office of the Secretary of State of Texas Filing #: 800786208 12/02/2013 Document #: 518876224414 Image Generated Electronically

STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT

1.	The name of the entity represented is RCMH LLC

The entity's filing number is     800786208

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)

350 N. St. Paul Street, Suite 2900, Dallas, TX, 75201-4234

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

1999 Bryan St., Ste. 900, Dallas, TX, 75201 - 3136

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.

Date: 12/02/2013

CT Corporation System

Name of Registered Agent

Marie Hauer

Signature of Registered Agent

FILING OFFICE COPY